Finance Income and Expenses	6 Months Ended
Jun. 30, 2026
Disclosure Of Detailed Information About Finance Income And Expense [Abstract]
Finance Income and Expenses

Note 7. Finance Income and Expenses

	Three months ended June 30,		Six months ended June 30,
	2026	2025	2026	2025
Interest income	936	1,085	1,835	2,379
Other financial income	—	155	—	155
Net foreign exchange difference	(608)	(7,763)	1,064	(5,565)
Interest expenses on lease liabilities	(592)	(749)	(1,216)	(1,494)
Interest expenses on loans and borrowings	(14,264)	(15,195)	(27,985)	(29,335)
Fair value changes on derivatives	(548)	(504)	(1,204)	(199)
Fair value changes on Convertible Notes	2,287	(8,592)	14,558	13,506
Other financial expenses	(605)	(353)	(1,350)	(1,952)
Total finance income and expenses, net	(13,394)	(31,916)	(14,298)	(22,505)

Fair value changes on Convertible Notes contain the fair value changes less the coupon rate and changes in credit risk. The coupon rate on the Convertible Notes is 9.25%. Interest expenses on loan and borrowings for the three months ended June 30, 2026 and 2025 contain interest expense on Convertible Notes of $9.1 million and $9.2 million, respectively. Interest expenses on loan and borrowings for the six months ended June 30, 2026 and 2025 contain interest expense on Convertible Notes of $17.8 million and $18.1 million, respectively. See Note 13 Fair Value of Financial Instruments and Note 19 Interest-bearing Loans and Borrowings.

See Note 19 Interest-bearing Loans and Borrowings for further details on the Group’s credit facilities.